SECURITIES AND EXCHANGE COMMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 4, 2003


                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its Charter)


                         TENNESSEE 00 0-27694 62-1201561
           (State or other jurisdiction (Commission File (IRS Employer
             of incorporation)             Number)        Identification Number)


        3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE 38125
                         (Address of principal executive offices)  (Zip Code)


                                 (901) 754-6577
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

This Amendment hereby amends Items 2 and 7 of the Current Report on Form 8-K filed on February 7, 2003 by SCB Computer Technology, Inc. relating to the acquisition of Remtech Services, Inc.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 4, 2003, SCB Computer Technology, Inc. (the "Company"), Remtech Services, Inc. ("Remtech"), and the shareholders of Remtech, Douglas J. Lising and Michael Lebofsky, (the "Shareholders"), entered into a Stock Purchase Agreement (the "Agreement") pursuant to which the Company agreed to purchase and the Shareholders agreed to sell 100% of the outstanding common stock of Remtech. On February 6, 2003, (the "Closing Date"), the sale was completed. On the Closing Date, the Company acquired all of the outstanding stock of Remtech from the Shareholders.

         Pursuant to the Agreement, the Company paid cash in the amount of $10,737,500.00 and an unsecured, subordinated promissory note in the amount of $1,800,000.00 (the "Note") to the Shareholders in consideration of the sale of 852 shares of common stock, par value $25.00 per share, of Remtech (the "Shares"). The purchase price was determined by arms' length negotiation between the parties, taking into account the historical operating results and existing customer relationships of Remtech's business. The Company obtained financing for part of the cash consideration paid pursuant to the Agreement by (a) a term loan of approximately $7,700,000.00 from Foothill Capital Corporation and (b) an increase of approximately $3,000,000 in the borrowing base of the Company's existing revolving loan with Foothill Capital Corporation. The Company funded the balance of the cash consideration from working capital.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a) Financial Statements.

As of the date of filing of this Current Report on Form 8-K/A, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after February 4, 2003.


b) Pro Forma Financial Information

         As of the date of filing of this Current Report on Form 8-K/A, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after February 4, 2003.

c) Exhibits.

         The Exhibits to this Report are listed in the Exhibit
Index as set forth elsewhere herein.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 13, 2003

                         SCB COMPUTER TECHNOLOGY, INC.,

                         By:      /s/ Michael J. Boling
                         -----------------------------------------------------
                         Michael J. Boling,
                         Executive Vice President and
                         Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                                   Description of Exhibit


2 Stock Purchase Agreement dated as of February 4, 2003, by and among the Company, Remtech, and Douglas J. Lising and Michael Lebofsky, who are the shareholders of Remtech. Schedules and exhibits have been omitted from this filing. The Company will furnish, as supplementary information, a copy of the omitted material to the Securities and Exchange Commission upon request. *


* Incorporated by reference to exhibits to Current Report on Form 8-K filed on February 7, 2003.